Welcome and Introduction Welcome to Investor Day at Dreamforce 2026

Mark Murphy EVP, Global Investor Relations

kThan ouy ALL HEADERS LEFT JUSTIFIED

Forward-looking statements This presentation contains forward-looking statements about, among other things, trend analyses and statements regarding future events, anticipated growth and industry prospects, and our strategies, expectations, or plans regarding product releases and enhancements. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, results or outcomes could differ materially from those expressed or implied by these forward-looking statements. The risks and uncertainties referred to above include those factors discussed in Salesforce's reports filed from time to time with the Securities and Exchange Commission, including, but not limited to: our ability to meet the expectations of our customers; uncertainties regarding Al technologies and their integration into our product offerings; the effect of evolving domestic and foreign government regulations; regulatory developments and regulatory investigations involving us or affecting our industry; our ability to successfully introduce new services and product features, including related to AI and Agentforce; our ability to execute our business plans; our ability to meet our long-term revenue targets and profitable growth framework; the pace of change and innovation and our ability to compete in the markets in which we participate; our ability to maintain and enhance our brands; and expectations regarding contributions from acquired companies.

Agenda 1:05 PM – Defining the Agentic Enterprise, Patrick Stokes & Rohan Kumar 1:55 PM – Execution that Compounds, Miguel Milano & Alexa Vignone 2:50 PM – The Agentic Enterprise Opportunity, Robin Washington 3:15 PM – Marc Benioff + Leadership Q&A 4:00 PM - 5:00 PM – Investor Reception

The Agentic Enterprise Opportunity Robin Washington President and Chief Operating and Financial Officer

President and Chief Operating and Financial Officer Robin Washington

Thank you

Operational Excellence Capital Allocation Investing to scale profitable, long-term growth Continued free cash flow expansion FY30 profitable growth framework of 50 Growth Drivers Strong NNAOV re-accelerating organic revenue FY30 Revenue FY27 forecast 190% FCF return, ≥14% expected share count reduction, Strategic M&A ALL HEADERS LEFT JUSTIFIED Design Notes -Most important - doing what we said we would do, nod back to prior year -Edits needed: Financial Framework for the Agentic Enterprise $63B+ Progress Report Targets include the impact of Informatica and additional announced M&A to date.

The opportunity is expanding Software spend doubles by 2030, new categories of knowledge workers Design Notes -Most important - highlighting growth of the TAM through FY30 and that AI software is growing faster The Gartner content described herein (the “Gartner Content”) represents research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and is not a representation of fact. Gartner Content speaks as of its original publication date (and not as of the date of this presentation, and the opinions expressed in the Gartner Content are subject to change without notice. Calculations performed by Salesforce. (1) AI Software, AI Platform, and Business AI Agents include AI spending for AI Software, AI Agents and Assistants (Business only), AI Platforms for Data Science and Machine Learning, and AI Application Development Platforms. Charts/graphics created by Salesforce based on Gartner insights. Source: Gartner, Inc. Forecast: AI Spending, Worldwide, 2025-2030, 2Q26, Kay Arnott, Jon Erensen, Amarendra et. al., 24 July 2026. (2) The non-AI software figures represent the total IT spending on Software minus AI Software, AI Platform, and Business AI Agents. Charts/graphics created by Salesforce based on Gartner insights. Source: Gartner, Inc. Market Databook, 2Q26, ,John Lovelock, Linglan Wang, Amarendra et al,, 25 June 2026. GARTNER is a trademark of Gartner, Inc. and/or its affiliates. $0T $0.5T $1.0T $1.5T 2025 2030 $2.0T 35% CAGR AI Soware, AI Platform and Business AI Agents1 $2.5T 3% CAGR Non-AI Soware2 56% of total soware spend is AI-related by 2030 $1.1T of incremental AI spend from 2025 to 2030 Last year’s TAM view

AI leaders build their businesses on Salesforce

salesforce

9 of the top 10 AI companies are building and betting their future on Salesforce



+435%

YoY ARR Growth

Average Recurring Revenue from this cohort expanded 435% year-over-year.

~5

Clouds Per Customer

And climbing, with average cloud count +1.5 over last 2 years.

62%

YoY CRM Seat Growth

Top AI Sales & Service teams run on Salesforce.

100%

Slack Adoption

100% of these leading AI companies rely on Slack to help in their daily work.

Forbes Top 50 AI Companies, top 10 filtered by latest valuation

Agentic enterprise expansion in action

High correlation of AI adoption in scaled growth customers across industries


Automotive Customer
$42M
ARR
Agentforce, premium upgrades,
Data 360, & more Core licenses
1.3x ARR
Q2 FY25
Q2 FY27


Financial Services Customer
Agentforce, premium
upgrades, & more
Core licenses
$36M
ARR
More Core licenses
& Data 360
2.3x ARR
Q2 FY25
Q2 FY27


Professional Services Customer
$15M
ARR
Agentforce, premium
upgrades & flex credits,
Data 360, & more Core licenses
4.5x ARR
Q2 FY25
Q2 FY27


Cybersecurity Customer
$50M
ARR
Agentforce, premium
upgrades & flex credits,
Data 360, & more
Core licenses
1.5x ARR
Q2 FY25
Q2 FY27


Manufacturing Customer
$20M
ARR
Agentforce &
premium upgrades
Data 360 & more
Core licenses
6.5x ARR
Q2 FY25
Q2 FY27


Public Sector Customer
$9M
ARR
Flex credits &
more Core
licenses
Agentforce, premium
upgrades, Data 360, &
more Core license
4.0x ARR
Q2 FY25
Q2 FY27

AI shows up in +80% of our top 100 growth stories

Each customer ARR multiplier based on 2 year expansion from Q2 FY25 through Q2 FY27. Top 100 growth stories defined by largest absolute dollar increases in year over year ARR change as of Q2 FY27. Graphs are not anchored to same scale on Y axis.

Monetizing the AI opportunity

Consumption flywheel driving usage and unlocking ARR expansion



Top 100 AWU Customers
ARR Uplift
ARR uplift driven by AI, Data 360, Customer 360
Q4 FY25
Q2 FY26
Q2 FY27

>2x

ARR uplift in 18 months since Agentforce launch

Outside of the top 100, ARR grows meaningfully faster as customers scale their AI usage across Salesforce

Top 100 customers with most all-time AWUs generated as of Q2 FY27.

Our vision of the AI opportunity Multi-year journey underpinned by pace of innovation and expanding monetization pathways Agentic Adopts Agentforce in support and core expansion, with some seat optimization 1.5x-2x ARR upli Pre-Agentic Expands to additional clouds, adopts Industries 1.2x ARR upli Fundamental Averages 3 clouds, primarily on mid-tier editions Agentic Enterprise Adopts Agentforce wall to wall internally and externally 3x-4x+ ARR upli Consumption Flywheel ARR “Annual recurring revenue” uplift based on compounding growth projections from cohort of customers in the Agentic scenario.

Financial Performance

To be pulled from DF deck - will need to overlay design $15B+ R&D Investments since FY24 Responsible M&A Framework

Slackbot users up over 150% Q/Q Leading AI companies run on Slack Now introducing: Slack Code Slackbot in Channels Slackbot Surfaces Slackbot Live Slack Revenue is accelerating Design Notes - Design needs to feel more cohesive with the rest of the deck. - Goal of the slide is to show how strong Slack growth is right now. The way the line chart is showing up doesn’t make the Slack growth look as strong as it is. Slack is the best interface for the Agentic Enterprise Q1’26 Q2’26 Q3’26 Q4’26 Q1’27 Q2’27 ~2.5x increase since acquisition Re ve nu e Yo Y

Driving durable revenue growth & margin expansion Non-GAAP Operating Margin Revenue 18.7% 34.3% FY22 FY23 FY24 FY25 FY26 FY27E Guidance $26.5B $46.4B Sales | $9B AOVService | $10B AOV Data 360 | $1B AOV FY27 Revenue guidance represents the high-end of guidance range as of August 2026. FY27 Non-GAAP Operating Margin guidance as of August 2026. AOV as of Q2 FY27. Design Notes - These 3 slides are trying to quickly hit through our key financial numbers. Let’s keep layouts similar (or mirrored of each other) to make the 3 a cohesive financial story. Our profitable growth is accelerating Growth drivers fuel acceleration Multi-Cloud Pricing & Packaging Upgrade Megacycle Balanced Portfolio Innovation GTM Capacity Operational excellence expands margins Invest with discipline Drive productivity with Customer Zero Simplify and scale the platform Investing to win the agentic enterprise, while delivering profitability On track to 1.75x Revenue 1,560bps margin expansion since FY22

Design Notes - These 3 slides are trying to quickly hit through our key financial numbers. Let’s keep layouts similar (or mirrored of each other) to make the 3 a cohesive financial story. Free cash flow fuels our future Profitable growth drives cash flow FY27 Free Cash Flow guidance as of August 2026, Free Cash Flow is a non-GAAP financial measure. Investing in our future Product Innovation Strategic M&A Go to Market Capacity Dividends and Buybacks Free Cash Flow Expansion Fr ee c a sh fl ow $ Bs $5B $15B FY22 FY23 FY24 FY25 FY26 FY27E On track to 3x free cash flow since FY22

Capital Allocation Innovation | M&A | Capital Returns

Responsible M&A Framework Accelerates Salesforce product differentiation strategy Best-in-class product with extensive ecosystem Represents an attractive customer opportunity Customer Success & Strategic Fit Strong ability to increase monetization Cultural and organizational alignment Opportunities to drive significant operational efficiencies Acceleration Clear timeline for value accretion Use of balance sheet / non-dilutive form of consideration Appropriate valuation Value

M&A Strategy drives innovation and growth Recent focus on Data, AI accelerators, and AI Labs OPTION 2 Design Notes - Need to adjust the design to make this more crisp / compelling. - Logos need to be adjusted to the same size across the board - Goal - Double down on our M&A framework which is the white boxed view, and then show how the addition of the AI labs strategy underpins Delivering scaled offerings for customer success Tailwind to growth, clear path to accretion IP & Talent to augment innovation Future product and innovation impact Tech & Talent Complementary products that accelerate product roadmap Modest tailwind to growth, absorb P&L impact Adjacencies Rationale Financial Impact Recent Acquisitions Scaled Doti AI Labs Top tier AI talent Frontier AI capabilities, accelerate AI product roadmap and unlock new opportunities Responsible M&A Framework

Salesforce Ventures & AI Labs accelerates our innovation ››Portfolio approach empowers innovation at startup speed, grounded in Trust and Customer Success. Venture positions in emerging AI categories as the landscape shifts Frontier talent and cultural alignment that compounds ACQUIRE Invest internally in AI Labs incubation unit BUILD INVEST ventures Design Notes - The logos feel a little disorganized here. Can we try something different with that part of the design? AI Ecosystem fuels customer success PARTNER ›› AI LABS Innovation Incubation Unit Acquisitions for the AI Era Best in class partnerships drive customer success Salesforce Ventures invests in future leadersventures

$60B+ cumulative shareholder returns to date Design Notes - Similar layout to the previous 3 but higher focus on the numbers down the left vs. the qualitative commentary on the left Our biggest bet in FY27 is Salesforce Capital returns underpin our confidence in the future FY27 Free Cash Flow guidance as of August 2026, Free Cash Flow is a non-GAAP financial measure. Expected return on invested capital calculation leverages CRM price as of market close on 8/31/2026 over the expected average price of shares to be repurchased through the ASR as of 8/31/2026. Capital Returned Accelerated Share Repurchase $25B largest ASR ever Over 40% return on our investment $182 expected average share price ≥14% expected share count reduction Share buybacks ($M) Total dividends ($M) 190% of Free Cash Flow returned in FY27 FY23 FY24 FY25 FY26 FY27

The future FY302 $63B+ The 30Bs 3 YEARS The 40Bs 2 YEARS The 50Bs 2 YEARS Sources: 1. Full Year FY27 Revenue guidance as of August 2026, reflecting the high end of the FY27 revenue guide of $46.1 to $46.4B. 2. Full year FY30 revenue target as of May 2026, implying a 11%+ FY26 to FY30 compounded annual growth rate (CAGR) including Informatica. Confident in our path to 63B+$

Execution that Compounds Strong demand + accelerating GTM capacity Many paths to monetize AI across portfolio AI makes Salesforce more valuable Defining the Agentic Enterprise Four layers of our platform power the Agentic Enterprise Every app is agent ready We are becoming a data company The Agentic Enterprise Opportunity Financial framework on track Opportunity is expanding Innovation drives the flywheel Winning the Agentic Enterprise Opportunity

Thank you

Non-GAAP Financial Measures This presentation includes information about non-GAAP operating margin and free cash flow (collectively the "non-GAAP financial measures"). These non-GAAP financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may differ from those used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the Company's condensed consolidated financial statements prepared in accordance with GAAP. Management uses both GAAP and non-GAAP financial measures when planning, monitoring and evaluating the Company's performance. The primary purpose of using non-GAAP financial measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate the Company's results in the same way management does. Management believes that supplementing GAAP disclosure with non-GAAP disclosure provides investors with a more complete view of the Company's operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the Company's business. Further, to the extent that other companies use similar methods in calculating non-GAAP financial measures, the provision of supplemental non-GAAP information can allow for a comparison of the Company's relative performance against other companies that also report non-GAAP operating results. Non-GAAP operating margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue. Non-GAAP income from operations excludes the impact of the following items: stock-based compensation expense, amortization of acquisition-related intangibles and charges related to restructuring initiatives and acquisition-related costs. The Company defines the non-GAAP measure free cash flow as GAAP net cash provided by operating activities, less capital expenditures. Constant currency information is provided as a framework for assessing how our underlying business performed excluding the effect of foreign currency rate fluctuations. To present constant currency revenue, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the weighted average exchange rate for the quarter being compared to for growth rate calculations presented, rather than the actual exchange rates in effect during that period. Other Metrics: The Company defines ("ARR") as the annualized recurring value of active subscription agreements that were executed at the end of the reporting period. The Company defines Net New Annual Order Value ("NNAOV") as the net change in the annual order value of our customer subscription agreements during a given period. NNAOV is calculated as the sum of: (i) the annualized contract value from new and existing customers who enter into subscription agreements during the period; less (ii) the reduction in annualized order value from customer cancellations, non-renewals, or downgrades during the period.

GAAP to Non-GAAP Financial Reconciliation

salesforce

(in millions)

Non-GAAP income from operations	FY22	FY23	FY24	FY25	FY26
GAAP income from operations	$ 548	$ 1,030	$ 5,011	$ 7,205	$ 8,331
Plus:					
Amortization of purchased intangibles	1,624	1,951	1,869	1,651	1,687
Stock-based compensation expense[1]	2,779	3,259	2,764	3,181	3,480
Restructuring and acquisition-related costs[1]	0	828	988	461	658
Non-GAAP income from operations	$ 4,951	$ 7,068	$ 10,632	$ 12,498	$ 14,156
Revenue	26,492	31,352	34,857	37,895	41,525
Non-GAAP operating margin	18.7 %	22.5 %	30.5 %	33.0 %	34.1 %

	Full Year FY27 Guidance[2]
GAAP Operating Margin	20.1 %
Plus:	
Amortization of purchased intangibles[3]	4.4 %
Stock-based compensation expense[1,3]	9.0 %
Restructuring and acquisition-related costs[1,3]	0.8 %
Non-GAAP operating margin	34.3 %

(in millions)

Free Cash Flow	FY22	FY23	FY24	FY25	FY26
GAAP net cash provided by operating activities	$ 6,000	$ 7,111	$ 10,234	$ 13,092	$ 14,996
(Capital expenditures)	(717)	(798)	(736)	(658)	(594)
Free Cash Flow	$ 5,283	$ 6,313	$ 9,498	$ 12,434	$ 14,402

1. The percentages shown in the restructuring and acquisition-related costs line have been calculated based on charges associated with the Company's restructuring initiatives and acquisition-related costs. Stock-based compensation expense excludes stock-based compensation expense related to the Company's restructuring initiatives, which is included in the restructuring and acquisition-related costs line.
2. Full Year FY27 Free Cash Flow guidance reconciliation is unavailable without unreasonable efforts.
3. The percentages shown above have been calculated based on the midpoint of the low and high ends of the revenue guidance for full year FY27 provided August 26, 2026.